LKCM FUNDS
Supplement dated July 16, 1998 to the
Statement of Additional Information dated May 1, 1998


        The following paragraph should be inserted after the first paragraph under the heading "Investment Objectives and Policies" on page B-1:

AMERICAN DEPOSITORY RECEIPTS ("ADR")

        The Equity Fund may invest up to 5% of its total assets in ADRs, which are receipts issued by anAmerican bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.